UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 8, 2005

VioQuest Pharmaceuticals, INC.
(Exact name of registrant as specified in its charter)

Minnesota	000-16686	58-1486040
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7 Deer Park Drive, Suite E
Monmouth Junction, NJ 08852
(Address of principal executive offices)

(732) 274-0399
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

Attached hereto as Exhibit 99.1, and incorporated by reference herein, is a copy of a letter to the Registrant's shareholders.

Item 8.01 Other Events.

In accordance with the provisions of paragraph (d) of Rule 135c promulgated under the Securities Act of 1933, as amended, the Registrant has attached hereto as Exhibit 99.2 its Preliminary Proxy Statement on Schedule 14A, which was filed with the Commission on July 8, 2005.

Item 9.01  Financial Statements and Exhibits.

(c)	Exhibits.

99.1	Letter to Shareholders of Registrant.

99.2	Preliminary Proxy Statement on Schedule 14A, as filed with the Commission on July 8, 2005.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VioQuest Pharmaceuticals, Inc.

Date: July 13, 2005	By:	/s/ Brian Lenz
Brian Lenz
Chief Financial Officer

Exhibit Index

Ex. No.	Description

99.1	Letter to Shareholders of Registrant.

99.2	Preliminary Proxy Statement on Schedule 14A, as filed with the Commission on July 8, 2005.